                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 22, 2005

                           JETBLUE AIRWAYS CORPORATION
             (Exact name of registrant as specified in its charter)

                  DELAWARE                                    000-49728                                  87-0617894
      (State of Other Jurisdiction of                        (Commission                              (I.R.S. Employer
               Incorporation)                                File Number)                            Identification No.)

              118-29 QUEENS BOULEVARD, FOREST HILLS, NEW YORK 11375
               (Address of principal executive offices) (Zip Code)

                                 (718) 709-3026
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On November 22, 2005, JetBlue Airways Corporation, or JetBlue, executed a 30 year lease agreement with the Port Authority of New York and New Jersey, or
PANYNJ, for the construction and operation of a new terminal at John F. Kennedy
International Airport, or JFK. Under the lease, JetBlue is responsible for the construction of a 635,000 square foot 26-gate terminal connected to the historic
Saarinen Building, a parking garage, roadways and an AirTrain Connector, which are collectively referred to as the Project. The lease term ends on the earlier of the thirtieth anniversary of the date of beneficial occupancy of the new terminal or November 21, 2039. JetBlue has a one-time early termination option five years prior to the end of the scheduled lease term.
         JetBlue will continue to operate out of its existing facilities at
Terminal 6 as well as a temporary seven gate facility at JFK until its new terminal is completed, which is anticipated to occur in early 2009. JetBlue has committed to rental payments under the lease, including ground rents for the new terminal site which began on lease execution and enplanement-based rents that are anticipated to commence upon the date of beneficial occupancy. The total minimum noncancellable rental payments are estimated to be $5 million in each of
2006 and 2007, $23 million in 2008, $36 million in 2009, $41 million in 2010 and
$1.23 billion thereafter.
         The total Project costs are estimated to be $740 million. The PANYNJ will pay for the Project in accordance with the lease, except for $80 million in improvements and tenant finishes that will be provided by JetBlue. JetBlue has posted an $80 million cash collateralized letter of credit, which will be outstanding during only a portion of the Project construction period.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              JETBLUE AIRWAYS CORPORATION
                                                     (Registrant)

Date: November 28, 2005            By:        /s/ HOLLY NELSON
                                              ----------------------------------
                                              Vice President and Controller
                                              (principal accounting officer)